UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 3, 2014

MSC Industrial Direct Co., Inc.

(Exact Name of Registrant as Specified in Its Charter)

New York	1-14130	11-3289165
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

75 Maxess Road, Melville, New York	11747
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (516) 812-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e)      On December 3, 2014, MSC Industrial Direct Co., Inc. (the “Company”) entered into amended and restated change in control agreements with each of Mr. Erik Gershwind, the Company’s President and Chief Executive Officer, Mr. Jeffrey Kaczka, the Company’s Executive Vice President and Chief Financial Officer, and Mr. Douglas Jones, the Company’s Executive Vice President, Chief Supply Chain Officer. The amended and restated agreements make the following changes to the change in control agreements: (i) conforms the definitions of “change in control” and “cause” to align with the definitions in the Company’s equity incentive plans; (ii) provides for equity acceleration in the event of certain qualifying terminations following a change in control for a two-year protection period, as opposed to a one-year protection period under the Company’s equity incentive plans; and (iii) adds to the definition of a change in the executive’s “circumstances of employment” to include a relocation of more than 30 miles from the principal office of employment.

The foregoing description of the amended and restated change in control agreements is not complete and is qualified in its entirety by reference to the full terms and conditions of the agreements, which are filed as exhibits to this Current Report on Form 8-K.

Item 9.01    Financial Statements and Exhibits

(d)      Exhibits:

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Change in Control Agreement, dated December 3, 2014 between MSC Industrial Direct Co., Inc. and Erik Gershwind.
10.2	Amended and Restated Change in Control Agreement, dated December 3, 2014 between MSC Industrial Direct Co., Inc. and Jeffrey Kaczka.
10.3	Amended and Restated Change in Control Agreement, dated December 3, 2014 between MSC Industrial Direct Co., Inc. and Douglas Jones.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSC INDUSTRIAL DIRECT CO., INC.

Date: December 3, 2014	By:	/s/ Steve Armstrong
	Name:	Steve Armstrong
	Title:	Senior Vice President, General Counsel and Corporate Secretary

Exhibit Index

Exhibit No.	Description

10.1	Amended and Restated Change in Control Agreement, dated December 3, 2014 between MSC Industrial Direct Co., Inc. and Erik Gershwind.
10.2	Amended and Restated Change in Control Agreement, dated December 3, 2014 between MSC Industrial Direct Co., Inc. and Jeffrey Kaczka.
10.3	Amended and Restated Change in Control Agreement, dated December 3, 2014 between MSC Industrial Direct Co., Inc. and Douglas Jones.

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